UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WiSA Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

15268 NW Greenbrier Pkwy

Beaverton, OR 97006

(408) 627-4716

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to Be Held on March 15, 2024

The Notice of Special Meeting and the Proxy Statement

are available at:

https://ir.wisatechnologies.com/sec-filings

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 15, 2024

To the Stockholders of WiSA Technologies, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (“Special Meeting”) of WiSA Technologies, Inc., a Delaware corporation (the “Company” or “our”), will be held on March 15, 2024 at 1:00 p.m., Pacific Time, at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006 for the following purposes:

1.	To approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the Company’s authorized shares of capital stock from 220,000,000 shares to 320,000,000 shares, of which 300,000,000 shares shall be common stock, par value $0.0001 per share (“Common Stock”);

2.	To authorize the Company’s board of directors (the “Board”) to amend the Certificate of Incorporation to effect a reverse stock split of all outstanding shares of Common Stock, by a ratio in the range of one-for-five to one-for-one hundred and fifty, to be determined in the Board’s sole discretion;

3.	To approve an amendment to the Certificate of Incorporation to permit the Board to amend the Company’s bylaws;

4.	To approve, for purposes of Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 20% or more of our outstanding shares of Common Stock upon exercise of the common stock purchase warrants (the “New Warrants”), issued to certain holders (“Holders”) of the Company’s Series B Convertible Preferred Stock purchase warrants issued on October 17, 2023, pursuant to certain warrant inducement letter agreements, dated as of December 5, 2023, by and between the Company and each Holder;

5.	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock upon exercise of the common stock purchase warrants, dated January 23, 2024 (the “Bridge Warrants”), issued to the Holders by the Company pursuant to certain securities purchase agreements, dated as of January 22, 2024, by and between the Company and each Holder;

6.	To approve an amendment to the Company’s 2018 Long-Term Stock Incentive Plan (the “LTIP”) to increase the annual share limit of Common Stock that may be issued only for the 2024 fiscal year under the LTIP from 8% of the shares of Common Stock outstanding to 15% of the shares of Common Stock outstanding; and

7.	To consider and act upon such other business as may properly come before the Special Meeting or any adjournment thereof.

Each of the foregoing proposals is more fully described in the proxy statement that is attached and made a part of this notice of Special Meeting (the “Proxy Statement”). Only stockholders of record of Common Stock at the close of business on February 13, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

All stockholders who are record or beneficial owners of shares of Common Stock as of the Record Date are cordially invited to attend the Special Meeting in person. Your vote is important regardless of the number of shares of Common Stock that you own. When you arrive at the Special Meeting, you must present photo identification, such as a driver’s license. Beneficial owners of shares of Common Stock also must provide evidence of their holdings of such shares as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Special Meeting, it is important that your shares of Common Stock be represented and voted during the Special Meeting. We urge you to promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Special Meeting if you would check the box on the form of proxy if you plan on attending the Special Meeting. You may also vote by proxy (i) via the Internet or (ii) by telephone using the instructions provided in the enclosed proxy card. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock on the Record Date will be disregarded.

Beaverton, Oregon	By Order of the Board of Directors,

February 15, 2024	/s/ Brett Moyer
Brett Moyer
Chairman, President and Chief Executive Officer

Notwithstanding the foregoing or anything to the contrary contained herein, we continue to monitor the situation regarding COVID-19, influenza (Flu) and Respiratory Syncytial Virus (RSV) closely, taking into account guidance from the Centers for Disease Control and Prevention and the World Health Organization. For the health and well-being of our stockholders, directors, management and associates, the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting at a different location or by means of remote communication (i.e., a “virtual meeting”).

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY VOTE VIA INTERNET OR BY TELEPHONE, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS	1
Information Concerning the Proxy Materials and the Special Meeting	1
Voting Procedures and Vote Required	2
Delivery of Documents to Stockholders Sharing an Address	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF CAPITAL STOCK (Proposal No. 1)	8
Form of the Share Increase Amendment	8
Purpose of the Share Increase Amendment	8
Rights of Additional Authorized Shares	9
Potential Adverse Effects of the Share Increase Amendment	9
Potential Anti-Takeover Effects	9
Appraisal or Dissenters’ Rights	9
Effectiveness of Share Increase Amendment	9
Executive Officer and Director Interest	9
Vote Required and Recommendation of Board	10
AUTHORIZATION OF THE BOARD TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF COMMON STOCK (Proposal No. 2)	11
Summary	11
Board Requirement to Implement the Reverse Stock Split	12
Effective Date	12
Purposes of the Reverse Stock Split	12
Risks of the Reverse Stock Split	13
Principal Effects of the Reverse Stock Split	14
Fractional Shares	16
No Dissenters’ Rights	16
Certain United States Federal Income Tax Consequences	16
Accounting Consequences	17
Exchange of Stock Certificates	17
Book-Entry	18
Interests of Directors and Executive Officers	18
Vote Required and Recommendation of Board	18
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATIONTO PERMIT THE BOARD TO AMEND OUR BYLAWS (Proposal No. 3)	19
Introduction	19
Current Bylaw Amendment Requirement	19
Reasons for Proposed Bylaw Amendment	19
Description of the Proposed Bylaw Amendment	19
Vote Required and Recommendation of Board	20
APPROVAL OF THE ISSUANCE OF THE SHARES OF COMMON STOCK UPON EXERCISE OF THE NEW WARRANTS (Proposal No. 4)	21
Summary	21
Background	21
Effect of Issuance of Additional Securities	22
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval	23
Additional Information	23
Vote Required and Recommendation of Board	23
APPROVAL OF THE ISSUANCE OF THE SHARES OF COMMON STOCK UPON EXERICSE OF THE BRIDGE WARRANTS (Proposal No. 5)	24
Summary	24
Background	24
Effect of Issuance of Additional Securities	25
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval	25

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

In this proxy statement (“Proxy Statement”), WiSA Technologies, Inc., a Delaware corporation, is referred to as “WiSA,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Special Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Special Meeting of Stockholders (the “Special Meeting”) to be held at 1:00 p.m., Pacific Time, on March 15, 2024 at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006, and at any adjournment thereof. Your vote is very important. For this reason, our Board is requesting that you permit your shares of common stock, par value $0.0001 per share (the “Common Stock”), to be represented at the Special Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about February 15, 2024.

Only stockholders of record of our shares of Common Stock as of the close of business on February 13, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 58,296,545 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one (1) vote per share of Common Stock held by them. Stockholders may vote in person or by proxy, by (i) using the instructions provided in the enclosed proxy card to vote online via the Internet or by telephone or (ii) completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope; however, granting a proxy does not in any way affect a stockholder’s right to attend the Special Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Special Meeting and voting in person. Notwithstanding the foregoing or anything to the contrary contained herein, we continue to monitor the situation regarding COVID-19, influenza (Flu) and Respiratory Syncytial Virus (RSV) closely, taking into account guidance from the Centers for Disease Control and Prevention and the World Health Organization. For the health and well-being of our stockholders, directors, management and associates, the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting at a different location or by means of remote communication (i.e., a “virtual meeting”).

Brett Moyer is named as attorney-in-fact in the proxy. Mr. Moyer is our Chairman of the Board, President and Chief Executive Officer. Mr. Moyer will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Special Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the Special Meeting.

The stockholders will consider and vote upon (i) a proposal to approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the Company’s authorized shares of capital stock from 220,000,000 shares to 320,000,000 shares, of which 300,000,000 shall be shares of Common Stock (“Proposal No. 1”); (ii) a proposal to authorize the Board to amend the Certificate of Incorporation to effect a reverse stock split of all outstanding shares of Common Stock, by a ratio in the range of one-for-five to one-for-one hundred and fifty, to be determined in the Board’s sole discretion (the “Reverse Stock Split”) (such proposal, “Proposal No. 2”); (iii) a proposal to approve an amendment to the Certificate of Incorporation to permit the Board to amend our bylaws (“Bylaws”) (“Proposal No. 3”); (iv) a proposal to approve, for purposes of Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 20% or more of our outstanding shares of Common Stock upon exercise of the common stock purchase warrants (the “New Warrants”), issued to certain holders (“Holders”) of the then outstanding Company’s Series B Convertible Preferred Stock purchase warrants exercisable for up to 168,972 shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), issued on October 17, 2023 (the “Existing Warrants”), pursuant to certain warrant inducement letter agreements, dated as of December 5, 2023 (the “Inducement Agreements”), by and between the Company and each Holder; (v) a proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock upon exercise of the common stock purchase warrants, dated January 23, 2024 (the “Bridge Warrants”), issued to the Holders by the Company pursuant to certain securities purchase agreements, dated as of January 22, 2024 (the “Purchase Agreements”), by and between the Company and each Holder (“Proposal No. 5”); and (vi) a proposal to approve an amendment to the Company’s 2018 Long-Term Stock Incentive Plan (the “LTIP”) to increase the annual share limit of Common Stock that may be issued only for the 2024 fiscal year under the LTIP from 8% of the shares of Common Stock outstanding to 15% of the shares of Common Stock outstanding (“Proposal No. 6”) .

Voting Procedures and Vote Required

Mr. Moyer will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. Your shares will be counted for purposes of determining if there is a quorum if (i) you are entitled to vote and you are present in person at the Special Meeting; or (ii) you are entitled to vote and you have properly voted by proxy online, by telephone, or by submitting a proxy card by mail. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Special Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting as specified in such proxies.

Vote Required for Approval of Amendment to Certificate of Incorporation to Increase the Company’s Authorized Shares of Capital Stock (Proposal No. 1): Delaware law provides that the affirmative vote of a majority of the votes cast by the holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter is required to approve Proposal No. 1. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 1.

Vote Required for Authorization of the Board to Amend the Certificate of Incorporation to Effect the Reverse Stock Split (Proposal No. 2): Delaware law provides that the affirmative vote of a majority of the votes cast by the holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter is required to approve Proposal No. 2. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 2.

Vote Required for Approval of Amendment to the Certificate of Incorporation to Permit the Board to Amend Our Bylaws (Proposal No. 3): Delaware law provides that the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter is required to give effect to the amendment to the Certificate of Incorporation permitting the Board to amend our Bylaws. Abstentions from voting on this proposal will have the same effect as a vote against this Proposal No. 3. Broker non-votes, if any, will have no effect on the outcome of this Proposal No. 3.

Vote Required for Approval of the Issuance of Shares of Common Stock Issuable Upon Exercise of the New Warrants (Proposal No. 4): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Special Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon exercise of the New Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 4.

Vote Required for Approval of the Issuance of Shares of Common Stock Issuable Upon Exercise of the Bridge Warrants (Proposal No. 5): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Special Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon exercise of the Bridge Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 5.

Vote Required for Approval of Amendment to the LTIP (Proposal No. 6): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common present at the Special Meeting, in person or by proxy, and voting on the matter, will be required to approve this Proposal No. 6. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 6.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals.

The following Proposals are “non-routine” and thus a broker discretionary vote is not allowed:

Proposal No. 3, “Approval of an amendment to the Certificate of Incorporation to permit the Board to amend the Bylaws.”

Proposal No. 4, “Approval of the issuance of 20% or more of our outstanding shares of Common Stock upon exercise of the New Warrants.”

Proposal No. 5, “Approval of the issuance of 20% or more of our outstanding shares of Common Stock upon exercise of the Bridge Warrants.”

Proposal No. 6, “Approval of an amendment to the LTIP.”

The following Proposals are “routine” and thus a broker discretionary vote is allowed:

Proposal No. 1, “Approval of an amendment to the Certificate of Incorporation to increase the Company’s authorized shares of capital stock, including shares of Common Stock.”

Proposal No. 2, “Authorization of the Board to amend the Certificate of Incorporation to effect the Reverse Stock Split.”

Abstentions are counted as “shares present” at the Special Meeting for purposes of determining the presence of a quorum. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions by holders of Common Stock will have no effect on any of the proposals except for Proposal No. 3, in which case, abstentions by holders of Common Stock are counted as a vote against such proposal.

Votes at the Special Meeting will be tabulated by one or more inspectors of election.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Special Meeting.

Delivery of Documents to Stockholders Sharing an Address

We will send only one set of Special Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Special Meeting or other corporate materials to a stockholder at a shared address to which a single copy of the Special Meeting materials was delivered. Additionally, if current stockholders with a shared address received multiple copies of the Special Meeting materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Special Meeting materials to the Company at Corporate Secretary, 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006, telephone: (408) 627-4716.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 13, 2024, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 58,296,545 shares of Common Stock outstanding as of February 13, 2024. The percentage ownership information shown in the table excludes the following as of such date: (a) up to an aggregate of 207,098,185 shares of Common Stock issuable upon exercise of our outstanding common stock purchase warrants (including, but not limited to: (x) an aggregate of 42,274,894 shares of Common Stock issuable upon exercise of issued and outstanding New Warrants, (y) an aggregate of 10,000,000 shares of Common Stock issuable upon exercise of outstanding Bridge Warrants, and (z) an aggregate of 153,840,000 shares of Common Stock issuable upon exercise of outstanding common stock purchase warrants, dated February 13, 2024, issued to certain investors who participated in the Company’s public offering that was consummated on February 13, 2024 (the “February 2024 Warrants”), each of which are not exercisable until stockholder approval of the respective issuance of shares underlying the New Warrants, Bridge Warrants and February 2024 Warrants), (b) up to an aggregate of 130,106,000 shares of Common Stock issuable upon exercise of our outstanding prefunded common stock purchase warrants, (c) 2,670,313 shares of Common Stock reserved for future issuance under the Company’s 2018 Long-Term Stock Incentive Plan (the “LTIP”), the 2020 Stock Incentive Plan (the “2020 Plan”) and the Technical Team Retention Plan of 2022 (the “2022 Plan” and collectively with the LTIP and the 2020 Plan, the “Plans”), (d) an aggregate of 2,598 shares of Common Stock issuable upon vesting of restricted stock units (“RSUs”) that were issued pursuant to the 2020 Plan and 2022 Plan, and (e) up to an aggregate of 421,992 shares of Common Stock issuable upon conversion of all shares of Series B Preferred Stock, which shares of Series B Preferred Stock are issuable upon exercise of all outstanding Series B Convertible Preferred Stock purchase warrants issued on October 17, 2023 (“Series B Preferred Warrants”).

Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (“SEC”) and generally means that a holder has beneficial ownership of a security if such holder possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of February 13, 2024. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of February 13, 2024 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table is c/o WiSA Technologies, Inc., 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006.

Name of Beneficial	Common Stock		Series B Preferred Stock		% Total Voting
Owner	Shares	%	Shares	%	Power(1)
5% or greater stockholders:
Entities affiliated with Anson Advisors Inc and Anson Funds Management LP(2)	5,824,249	9.99%	-	-	9.99%
Joseph Reda(3)	5,824,249	9.99%	-	-	9.99%
Directors and executive officers
Brett Moyer(4)	74,509	*	-	-	*
Gary Williams(5)	48,931	*	-	-	*
Lisa Cummins(6)	11,364	*	-	-	*
Dr. Jeffrey M. Gilbert(7)	11,376	*	-	-	*
David Howitt(8)	11,129	*	-	-	*
Helge Kristensen(9)	11,449	*	-	-	*
Sriram Peruvemba(10)	11,336	*	-	-	*
Robert Tobias(11)	11,364	*	-	-	*
Wendy Wilson(12)	11,222	*	-	-	*
All directors and executive officers as a group (9 persons) (13)	202,680	*	-	-	*

* Less than 1.0%

(1)	Percentage of total voting power represents voting power with respect to all shares of our Common Stock. Holders of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them. The holders of our Common Stock are entitled to one vote per share. The holders of our Series B Preferred Stock have no voting rights.

(2)	The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant to all or a portion of certain outstanding warrants or prefunded warrants upon exercise thereof, as a result of the triggering of the 4.99% or 9.99% beneficial ownership limitation provision in such securities. Anson Advisors Inc and Anson Funds Management LP, the Co-Investment Advisers of Anson Investments Master Fund LP and Anson East Master Fund LP (collectively, “Anson”), hold voting and dispositive power over the securities held by Anson. Tony Moore is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Moore Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these securities, except to the extent of their pecuniary interest therein. The principal business address of Anson is Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands.

(3)	The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant to all or a portion of certain outstanding warrants or prefunded warrants upon exercise thereof, as a result of the triggering of the 4.99% or 9.99% beneficial ownership limitation provision in such securities. The address of Mr. Reda is 1324 Manor Circle Pelham, NY 10803.

(4)	The number of shares of Common Stock beneficially owned includes (i) 833 restricted stock awards (“RSAs”) granted under the LTIP, which vest on the third anniversary of March 15, 2021, so long as Mr. Moyer remains in the service of the Company on each such anniversary; (ii) 1,165 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from March 15, 2024 to September 15, 2025, on each March 15th, June 15th, September 15th and December 15th, so long as Mr. Moyer remains in the service of the Company on each such date; (iii) 333 RSAs granted under the Company’s LTIP, which are scheduled to vest in equal installments on the second and third anniversaries of September 19, 2022, as long as Mr. Moyer remains in service of the Company on each such anniversary; and (iv) 62,475 RSAs granted under the 2018 LTIP, scheduled to vest in equal installments, commencing on May 15, 2024 and every six (6) months thereafter until May 15, 2026, so long as Mr. Moyer remains in the service of the Company on each such date.

(5)	The number of shares of Common Stock beneficially owned includes (i) 66 RSAs granted under the LTIP, which vest on the third anniversary of March 15, 2021, so long as Mr. Williams remains in the service of the Company on each such anniversary; (ii) 230 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from March 15, 2024 to September 15, 2025, on each March 15th, June 15th, September 15th and December 15th, so long as Mr. Williams remains in the service of the Company on each such date; and (iii) 43,316 RSAs granted under the 2018 LTIP, scheduled to vest in equal installments, commencing on May 15, 2024 and every six (6) months thereafter until May 15, 2026, so long as Mr. Williams remains in the service of the Company on each such date.

(6)	The number of shares of Common Stock beneficially owned includes (i) 33 RSAs granted under the LTIP, which vest on the third anniversary of March 15, 2021, so long as Ms. Cummins remains in the service of the Company on each such anniversary; (ii) 56 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 15, 2023 to September 15, 2025, on each September 15th, December 15th, March 15th and June 15th, so long as Ms. Cummins remains in the service of the Company on each such date; and (iii) 9,163 RSAs granted under the 2018 LTIP, scheduled to vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026, so long as Ms. Cummins remains in the service of the Company on each such date.

(7)	The number of shares of Common Stock beneficially owned includes (i) 33 RSAs granted under the LTIP, which vest on third anniversary of March 15, 2021, so long as Dr. Gilbert remains in the service of the Company on each such anniversary; (ii ) 56 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 15, 2023 to September 15, 2025, on each September 15th, December 15th, March 15th and June 15th, so long as Dr. Gilbert remains in the service of the Company on each such date; and (iii) 9,163 RSAs granted under the 2018 LTIP, scheduled to vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026, so long as Dr. Gilbert remains in the service of the Company on each such date.

(8)	The number of shares of Common Stock beneficially owned includes (i) 56 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 15, 2023 to September 15, 2025, on each September 15th, December 15th, March 15th and June 15th, so long as Mr. Howitt remains in the service of the Company on each such date; and (ii) 9,163 RSAs granted under the 2018 LTIP, scheduled to vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026, so long as Mr. Howitt remains in the service of the Company on each such date.

(9)	The number of shares of Common Stock beneficially owned includes (i) 33 RSAs granted under the LTIP, which vest on the third anniversary of March 15, 2021, so long as Mr. Kristensen remains in the service of the Company on each such anniversary; (ii) 56 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 15, 2023 to September 15, 2025, on each September 15th, December 15th, March 15th and June 15th, so long as Mr. Kristensen remains in the service of the Company on each such date; and (iii) 9,163 RSAs granted under the 2018 LTIP, scheduled to vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026, so long as Mr. Kristensen remains in the service of the Company on each such date.

(10)	The number of shares of Common Stock beneficially owned includes (i) 33 RSAs granted under the LTIP, which vest on the third anniversaries of March 15, 2021, so long as Mr. Peruvemba remains in the service of the Company on each such anniversary; (ii) 56 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 15, 2023 to September 15, 2025, on each September 15th, December 15th, March 15th and June 15th, so long as Mr. Peruvemba remains in the service of the Company on each such date; and (iii) 9,163 RSAs granted under the 2018 LTIP, scheduled to vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026, so long as Mr. Peruvemba remains in the service of the Company on each such date.

(11)	The number of shares of Common Stock beneficially owned includes (i) 33 RSAs granted under the LTIP, which vest on the third anniversary of March 15, 2021, so long as Mr. Tobias remains in the service of the Company on each such date; (ii) 56 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 15, 2023 to September 15, 2025, on each September 15th, December 15th, March 15th and June 15th, so long as Mr. Tobias remains in the service of the Company on each such date; and (iii) 9,163 RSAs granted under the 2018 LTIP, scheduled to vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026, so long as Mr. Tobias remains in the service of the Company on each such date.

(12)	The number of shares of Common Stock beneficially owned consists of (i) 33 RSAs granted under the LTIP, which vest on the third anniversaries of May 15, 2021, so long as Ms. Wilson remains in the service of the Company on each such date; (ii) 56 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 15, 2023 to September 15, 2025, on each September 15th, December 15th, March 15th and June 15th, so long as Ms. Wilson remains in the service of the Company on each such date; and (iii) 9,163 RSAs granted under the 2018 LTIP, scheduled to vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026, so long as Ms. Wilson remains in the service of the Company on each such date.

(13)	See the information included in footnotes 4 through 12 above.

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE

THE COMPANY’S AUTHORIZED SHARES

(Proposal No. 1)

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to increase the number of the Company’s authorized shares of capital stock, including shares of Common Stock. On February 10, 2024, the Board approved a proposal to amend the Certificate of Incorporation to increase the number of the Company’s authorized shares of capital stock from 220,000,000 shares to 320,000,000 shares, of which 300,000,000 shall be shares of Common Stock (the “Share Increase”).

Form of the Share Increase Amendment

The proposed amendment (the “Share Increase Amendment”) would only amend the first sentence of Article Fourth of our Certificate of Incorporation to read in its entirety as follows:

“Fourth: The total amount of stock that this corporation is authorized to issue is 320,000,000 shares, par value $0.0001 per share, of which 300,000,000 shares shall be common stock, par value $0.0001 per share, and 20,000,000 shares shall be designated as blank check preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

Background and Reasons for the Share Increase

The Certificate of Incorporation currently authorizes the issuance of up to 220,000,000 shares of capital stock, including 200,000,000 shares of Common Stock and 20,000,000 shares of “blank check” preferred stock. As of the Record Date, there were 375,000 shares designated as Series B Preferred Stock. As of the close of business on the Record Date, there were 58,296,545 shares of Common Stock issued and outstanding, excluding the following as of such date: (a) up to an aggregate of 207,098,185 shares of Common Stock issuable upon exercise of our outstanding common stock purchase warrants (including, but are not limited to: (x) an aggregate of 42,274,894 shares of Common Stock issuable upon exercise of issued and outstanding New Warrants, (y) an aggregate of 10,000,000 shares of Common Stock issuable upon exercise of outstanding Bridge Warrants, and (z) an aggregate of 153,840,000 shares of Common Stock issuable upon exercise of outstanding February 2024 Warrants, each of which are not exercisable until stockholder approval of the respective issuance of shares underlying the New Warrants, Bridge Warrants and February 2024 Warrants), (b) up to an aggregate of 130,106,000 shares of Common Stock issuable upon exercise of our outstanding prefunded common stock purchase warrants, (c) 2,670,313 shares of Common Stock reserved for future issuance under the Plans, (d) an aggregate of 2,598 shares of Common Stock issuable upon vesting of RSUs that were issued pursuant to the 2020 Plan and 2022 Plan, and (e) up to an aggregate of 421,992 shares of Common Stock issuable upon conversion of all shares of Series B Preferred Stock, which shares of Series B Preferred Stock are issuable upon exercise of all outstanding Series B Preferred Warrants. Accordingly, given our current capitalization, we do not have sufficient number of unauthorized shares of Common Stock available for a meaningful capital raise should we choose to do so. The numbers contemplated in this Proposal No. 1 are prior to any reverse stock split.

If Proposal No. 1 is approved by stockholders, upon the effectiveness of the Share Increase Amendment, we will have a total of 320,000,000 authorized shares of capital stock, of which 300,000,000 shall be shares of Common Stock.

Purpose of the Share Increase Amendment

The Board believes it is in the best interest of the Company to increase the number of authorized shares of capital stock of the Company, including shares of Common Stock, in order to give the Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company by allowing the issuance of such shares without the expense and delay of another stockholder meeting.

At this time, the increase in authorized shares of the Company’s capital stock, including shares of Common Stock, is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction.

Rights of Additional Authorized Shares

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Share Increase Amendment will not alter the voting powers or relative rights of the Common Stock or the Series B Preferred Stock. In accordance with the Certificate of Incorporation and the General Corporation Law of the State of Delaware (“DGCL”), any of our authorized but unissued shares of preferred stock are “blank check” preferred stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and perceptive rights as may be designated by the Board pursuant to a certificate of designation.

Potential Adverse Effects of the Share Increase Amendment

Adoption of the Share Increase Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. The Board has no current plan to issue shares from the additional authorized shares provided by the Share Increase Amendment. However, any future issuance of additional authorized shares of our Common Stock may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our Common Stock.

Potential Anti-Takeover Effects

By increasing the number of authorized but unissued shares of Common Stock, thus increasing the total amount of the Company’s authorized shares of capital stock, our ability to issue additional shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issue additional shares of Common Stock could adversely affect the ability of third parties to take over the Company or effect a change of control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in the Company’s best interests or in the best interests of our stockholders. The ability of the Board to cause the Company to issue substantial amounts of Common Stock or preferred stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of the Company or have the effect of diluting the stock ownership of holders of Common Stock seeking to obtain control of the Company. The issuance of Common Stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Share Increase Amendment to effect the Share Increase as an anti-takeover measure, nor does the Board contemplate using the Share Increase in this manner at any time in the foreseeable future.

Appraisal or Dissenters’ Rights

Pursuant to the DGCL, stockholders are not entitled to appraisal rights or dissenter’s rights with respect to the Share Increase Amendment or the Share Increase.

Effectiveness of Share Increase Amendment

If Proposal No. 1 is approved by the stockholders at the Special Meeting, the Share Increase Amendment will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Share Increase Amendment, which may or may not be concurrent with the filing of the proposed amendment to the Certificate of Incorporation to give effect to the Reverse Stock Split, if Proposal No. 2 is approved by the stockholders at the Special Meeting.

Executive Officer and Director Interest

Our directors and executive officers do not have an interest in this Proposal No. 1.

The summary above is wholly qualified by the complete text of the Certificate of Amendment of Certificate of Incorporation, in the form attached here as Appendix A and incorporated herein by reference.

Vote Required and Recommendation of Board

Delaware law provides that the affirmative vote of a majority of the votes cast by the holders of a majority of shares of our Common Stock outstanding on the Record Date and entitled to vote on the matter is required to approve this Proposal No. 1. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 1.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE SHARE INCREASE AMENDMENT.

AUTHORIZATION OF THE BOARD TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF COMMON STOCK

(Proposal No. 2)

Summary

Our Board has unanimously approved a proposal to amend the Certificate of Incorporation to effect the Reverse Stock Split. The proposal provides that if the Reverse Stock Split is approved by stockholders, the Board will implement the Reverse Stock Split as required after such approval, for the purposes of (i) maintaining the listing of our Common Stock on the Nasdaq Capital Market, and (ii) to assure that there are a sufficient number of authorized shares of Common Stock available to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities.

As previously disclosed by the Company’s Current Report on Form 8-K filed with the SEC on October 6, 2023, on October 5, 2023, the Company received a written notification (the “Nasdaq Notice”) from the Listing Qualifications Department of Nasdaq (the “Staff”) notifying the Company that it was not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), because the closing bid price of the Common Stock was below $1.00 per share for the previous thirty (30) consecutive business days. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted 180 calendar days from the date of the Nasdaq Notice, or until April 2, 2024 (the “Compliance Period”), to regain compliance with the Minimum Bid Price Requirement. If at any time during the Compliance Period, the bid price of the Common Stock closes at or above $1.00 per share for a minimum of ten (10) consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with the Minimum Bid Price Requirement and the matter will be closed. On February 12, 2024, the Company received notice (the “February 12 Letter”) from the Staff that the Staff had determined that as of February 12, 2024, the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days triggering application of Listing Rule 5810(c)(3)(A)(iii) which states in part: if during any compliance period specified in Rule 5810(c)(3)(A), a company’s security has a closing bid price of $0.10 or less for ten consecutive trading days, the Staff shall issue a Staff Delisting Determination under Rule 5810 with respect to that security (the “Low Priced Stocks Rule”). As a result, the Staff determined to delist the Company’s securities from Nasdaq, unless the Company timely requests an appeal of the Staff’s determination to a Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. The Company plans on requesting a hearing before the Panel to appeal the February 12 Letter, and to address all outstanding matters, including compliance with the Minimum Bid Price Requirement, the Low Priced Stocks Rule and the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1), which hearing date has not been set as of the date of this proxy statement. While the appeal process is pending, the suspension of trading of the Common Stock, will be stayed and the Common Stock will continue to trade on the Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision. The Company has been informed that hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. There are no assurances however, that an extension will be granted or that a favorable decision will be obtained from the Panel.

The Board has elected to approve the Reverse Stock Split in order to allow the Company to regain compliance with the Minimum Bid Price Requirement and enable the Company to reserve a sufficient number of authorized shares of Common Stock for issuance upon exercise or conversion of all outstanding warrants and other convertible securities, including the New Warrants and the Bridge Warrants.

The exact ratio of the Reverse Stock Split shall be set at a whole number within the range of one-for-five and one-for-one hundred and fifty as determined by our Board in its sole discretion. Our Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining how to implement the Reverse Stock Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market;

●	the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities, including the New Warrants and the Bridge Warrants;

●	the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

The Reverse Stock Split will become effective upon filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of shares of Common Stock to be combined into one share of our Common Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of our shares of Common Stock will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

The form of the certificate of amendment to the Certificate of Incorporation, pursuant to which the Reverse Stock Split would be effected, in the event Proposal 2 is approved by stockholders, is attached to this Proxy Statement as Appendix B. The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect the exact ratio for the Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Reverse Stock Split.

Our Board believes that approval of the amendment to the Certificate of Incorporation to effect the Reverse Stock Split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Board Requirement to Implement the Reverse Stock Split

If this Proposal No. 2 and the Reverse Stock Split is approved, the Reverse Stock Split will be effected as required after approved (with an exchange ratio determined by our Board as described above) in order to (i) maintain the listing of our Common Stock on the Nasdaq Capital Market, and (ii) assure that there are a sufficient number of authorized shares of Common Stock available to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities, and that it is also in the best interests of the Company and its stockholders. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market, the number of authorized and unissued shares of Common Stock available, the anticipated impact of the Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or not implement the Reverse Stock Split. If our stockholders approve the proposal, we would communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Reverse Stock Split, including the specific ratio selected by the Board.

Effective Date

If the proposed amendment to the Certificate of Incorporation to give effect to the Reverse Stock Split is approved at the Special Meeting, subject to the conditions set out in this Proposal No. 2, then the Reverse Stock Split will become effective, as of 5:30 p.m. Eastern Time on the effective date of the certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock, based on the exchange ratio within the approved range determined by the Board. The Board will have sole and absolute discretion to determine the time and date of the filing of the amendment to the Certificate of Incorporation to effect the Reverse Stock Split, which may or may not be concurrent with, or may be before or after the filing of the Share Increase Amendment, if Proposal No. 1 is approved by the stockholders at the Special Meeting.

Purposes of the Reverse Stock Split

The primary purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split will be necessary to maintain the listing of our Common Stock on The Nasdaq Capital Market. The Company also needs to assure that there are a sufficient number of authorized shares available for any future issuance of Common Stock upon the exercise or conversion of outstanding warrants and other convertible securities, including the New Warrants and the Bridge Warrants. An amendment to the Certificate of Incorporation to solely effect the Reverse Stock Split would not change the number of authorized shares of our Common Stock or the par value of the Common Stock. The Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

Maintain our listing on the Nasdaq Capital Market. Our Common Stock is traded on the Nasdaq Capital Market. On October 5, 2023, the Company received the Nasdaq Notice that it no longer satisfied the Minimum Bid Price Requirement and had 180 calendar days from the date therein to regain compliance. On February 12, 2024, the Company received the February 12 Letter from the Staff to delist the Company’s securities from Nasdaq, pursuant to the Low Priced Stocks Rule, unless the Company timely requests an appeal of the Staff’s determination to the Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. The Company plans on requesting a hearing before the Panel to appeal the February 12 Letter, and to address all outstanding matters, including compliance with the Minimum Bid Price Requirement, the Low Priced Stocks Rule and the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1), which hearing date has not been set as of the date of this proxy statement. While the appeal process is pending, the suspension of trading of the Common Stock, will be stayed and the Common Stock will continue to trade on the Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision. The Company has been informed that hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. There are no assurances however, that an extension will be granted or that a favorable decision will be obtained from the Panel.

The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our Common Stock from the Nasdaq Capital Market based on any failure to regain compliance with the Minimum Bid Price Requirement. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board, OTC Markets, and the Pink Sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Reverse Stock Split is an effective means for us to maintain compliance with the Minimum Bid Price Requirement and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock. If this proposal is approved by the stockholders at the Special Meeting and the Reverse Stock Split is implemented, we also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Reverse Stock Split could also help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that the Reverse Stock Split will help us regain and maintain compliance with the Minimum Bid Price Requirement and, as a result, could also improve the marketability and liquidity of our Common Stock, is in the best interests of the Company and our stockholders.

Risks of the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the Minimum Bid Price Requirement. The Board expects that the Reverse Stock Split will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. If this proposal is approved by the stockholders at the Special Meeting and the Reverse Stock Split is implemented, subject to the conditions set out in this Proposal No. 2, and thus amend the Certificate of Incorporation, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, (i) our equity incentive plans, and (ii) the number of shares of Common Stock issuable under, and the exercise prices of, our outstanding Series B Preferred Stock and warrants, as applicable.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Reverse Stock Split would apply to all issued shares of our Common Stock, the Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of our outstanding securities immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of our outstanding securities immediately after the Reverse Stock Split. Moreover, the number of stockholders of record of the Company’s Common Stock and Series B Preferred Stock will not be affected by the Reverse Stock Split. The amendment to the Certificate of Incorporation itself to solely effect the Reverse Stock Split would not change the number of authorized shares of our Common Stock or the par value of the Common Stock. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the exercise of the Company’s outstanding warrants, preferred stock and options, these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with the Minimum Bid Price Requirement. In addition, the additional shares of Common Stock available for the Company to use in connection with the foregoing, will also provide for a sufficient number of authorized shares of Common Stock available for any future issuance of Common Stock upon the exercise of the Company’s outstanding warrants and other convertible securities, which will be considered in determining the ratio of the Reverse Stock Split.

Effect on Employee Plans, RSAs, RSUs and Convertible or Exchangeable Securities. Pursuant to the terms of the Plans, the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the Plans, the number of shares of Common Stock underlying outstanding awards (including RSAs and RSUs), and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the Reverse Stock Split. Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of outstanding Series B Preferred Stock and warrants (excluding the New Warrants and the Bridge Warrants, which are further described below), and any other convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such Series B Preferred Stock, warrants (excluding the New Warrants and the Bridge Warrants, which are further described below) and other then outstanding convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of Common Stock subject to RSAs and RSUs will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock. The exercise price of each New Warrant, each Bridge Warrant and each February 2024 Warrants, will be reset on the sixth (6th) trading day following the date the Reverse Stock Split is effected to the lower of (a) the exercise price of the New Warrants, the Bridge Warrants or the February 2024 Warrants, as applicable, then in effect after giving effect to such Reverse Stock Split and (b) the lowest VWAP (as defined in the New Warrants, the Bridge Warrants, or the February 2024 Warrants, as applicable) of the Common Stock in the five (5) trading days immediately prior to such date. In addition, if the lowest daily volume weighted average price during the period commencing five consecutive trading days immediately preceding and the five consecutive trading days immediately following the Reverse Stock Split is less than the exercise price of the February 2024 Warrants then in effect, then such exercise price will be reduced to the lowest daily volume weighted average price during such ten-day period and the number of shares of Common Stock issuable upon exercise of the February 2024 Warrants will be increased such that the aggregate exercise price, after taking into account the decrease, shall be equal to the aggregate exercise price on the issuance date.

Listing. Our shares of Common Stock currently trade on the Nasdaq Capital Market. The Reverse Stock Split will directly affect the listing of our Common Stock on the Nasdaq Capital Market, and we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Price Requirement. Following the Reverse Stock Split, we intend for our Common Stock to continue to be listed on the Nasdaq Capital Market under the symbol “WISA,” subject to our ability to continue to comply with Nasdaq rules, although our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Sections 12(b) and 129g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Incorporation presently authorizes 200,000,000 shares of Common Stock and 20,000,000 shares of “blank check” preferred stock, par value $0.0001 per share. The Reverse Stock Split would not change the number of authorized shares of Common Stock or the par value per share of the Common Stock, although the Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law and Nasdaq rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of Common Stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partnerships and partners of a partnership holding our Common Stock are urged to consult their tax advisors regarding the U.S. tax consequences of this Reverse Stock Split.

The Company intends for the transaction to qualify as a ‘‘reorganization’’ within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and the remainder of the disclosure assumes it will so qualify. However, the Company has not sought and will not seek any ruling from the IRS regarding any matters relating to the transaction, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a contrary position, in which case the consequences of the transaction could be materially different from those described herein.

Provided that the Reverse Stock Split qualifies as a “reorganization,” and except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split. The aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, VStock Transfer, LLC, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

●	If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.

●	If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation of Board

Delaware law provides that the affirmative vote of a majority of the votes cast by the holders of a majority of shares of our Common Stock outstanding on the Record Date and entitled to vote on the matter is required to approve the Reverse Stock Split. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 2.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO AUTHORIZE THE BOARD TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF COMMON STOCK.

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATIONTO PERMIT THE
BOARD TO AMEND OUR BYLAWS

(Proposal No. 3)

Introduction

After careful consideration, our Board has unanimously determined that it would be advisable and in the best interests of the Company and our stockholders and recommend to the stockholder to approve an amendment to our Certificate of Incorporation to permit our Board to amend our Bylaws without stockholder approval, as described below (the “Proposed Bylaw Amendment”).

Current Bylaw Amendment Requirement

Article IX of the Bylaws provides that the Bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the Company may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon our directors. Article IX further provides that the fact that such power has been so conferred upon our directors shall not divest our stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

Reasons for Proposed Bylaw Amendment

We believe that almost all publicly traded corporations incorporated in Delaware grant the right to amend bylaws to directors. Our Board believes that having such authority to amend the Bylaws without stockholder approval provides it with important flexibility to make amendments to the Bylaws that the Board believes is in the best interests of the Company and its stockholders.

In addition, in making its recommendation to approve the Proposed Bylaw Amendment, the Board also considered the following:

•	Requiring stockholder approval of all Bylaw amendments would impose an unnecessary administrative burden, expense and delay on the Company by requiring all amendments to wait until an annual meeting of the stockholders or the convening of a special meeting. As a result, important or necessary amendments to the Bylaws may not be able to be made within the timeframe to serve the best interests of the Company and its stockholders.

•	In considering and implementing amendments to the Bylaws, our strong and independent Board must act in a manner consistent with its fiduciary duties owed to the Company and its stockholders.

•	Our stockholders will still have the unfettered ability to amend our Bylaws if the Proposed Bylaw Amendment is approved.

Description of the Proposed Bylaw Amendment

The Board has adopted and declared advisable, and recommends that the stockholders adopt, the Proposed Bylaw Amendment. If the Proposed Bylaw Amendment is adopted, the Bylaws may be amended by either the Board or the stockholders.

The Proposed Bylaw Amendment is set forth in Appendix C. The description of the Proposed Bylaw Amendment in this Proxy Statement is qualified in its entirety by reference thereto.

If the Proposed Bylaw Amendment is approved by the stockholders at the Special Meeting, it will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which we plan to do promptly after the Special Meeting.

Following stockholder approval of this Proposal No. 3, the Board unanimously intends to amend the first sentence of Section 2.6 of the Bylaws to read in its entirety as follows:

“The holders of shares of stock having one-third of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation.”

Currently, the presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting of stockholders is necessary to establish a quorum for the transaction of business, pursuant to the first sentence of Section 2.6 of our current Bylaws. Because we have a large number of shares of Common Stock widely distributed among a large number of small stockholders at the moment, recently, we have experienced extreme difficulties reaching a quorum for the convening of our 2023 annual meeting of stockholders, which has been postponed a number of times due to failure to meet a quorum. The proposed amendment to the Bylaw would allow the Company to address the changes of stockholder base of the Company or otherwise to react timely under the circumstances in order to amend the quorum requirement. The proposed amendment to the Bylaw does not allow a decrease of the quorum requirement below the minimum quorum requirement permitted by applicable law or Nasdaq rules.

If our stockholders do not adopt the Proposed Bylaw Amendment, the Bylaws may only be amended by the stockholders and not also by the Board.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Special Meeting, in person or by proxy, and voting on the matter, will be required to approve the Proposed Bylaw Amendment. Abstentions from voting on this proposal will have the same effect as a vote against this Proposal No. 3. Broker non-votes, if any, will have no effect on the outcome of this Proposal No. 3.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE PROPOSED BYLAW
AMENDMENT.

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF
THE NEW WARRANTS

(Proposal No. 4)

Summary

The purpose of Proposal No. 4 is to obtain the stockholder approval necessary under applicable Nasdaq rules to ratify and approve the full issuance of shares of Common Stock upon the exercise of the New Warrants issued to the Holders pursuant to the Inducement Agreements.

Background

On October 17, 2023, the Company completed a public offering (the “Offering”) consisting of an aggregate of 87,000 units (each a “Unit” and collectively, the “Units”), with each Unit consisting of (A) one (1) share of the Company’s Series B Preferred Stock, and (B) two Series B Preferred Stock purchase warrants (each, a “Preferred Warrant” and collectively, the “Preferred Warrants”), with each Preferred Warrant exercisable for one share of Series B Preferred Stock, at the public offering price of $55.00 per Unit. The Preferred Warrants are immediately exercisable, each with an exercise price of $55.00 and expire on October 17, 2025. The Offering price of $55.00 per Unit reflects the issuance of the Series B Preferred Stock with an original issue discount (“OID”) of 45%.

The Units, the shares of Series B Preferred Stock, the Preferred Warrants, the shares underlying the Preferred Warrants and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, were offered and sold by the Company pursuant to the Company’s Registration Statement on Form S-1 (Registration No. 333-274331), filed by the Company with the SEC under the Securities Act, including the Post-Effective Amendment No. 1 to the Registration Statement filed with the SEC pursuant to Rule 462(c) of the Securities Act that became effective automatically upon filing on October 16, 2023 and the Post-Effective Amendment No. 2 to the Registration Statement filed with the SEC pursuant to Rule 462(d) of the Securities Act that became effective automatically upon filing on October 17, 2023.

On December 5, 2023, the Company entered into the Inducement Agreements with the Holders, pursuant to which the Holders agreed to a reduced exercise price of $35.72 per share of Series B Preferred Stock, while maintaining the original fixed conversion price of $0.4147 of the Series B Preferred Stock, upon the exercise of any Existing Warrants during the period from the date of the Inducement Agreements until the later of (i) the day immediately preceding the date stockholder approval is obtained which approval may be required by the applicable Nasdaq rules and regulations from the Company stockholders with respect to each of (a) the issuance of New Warrants to purchase up to an aggregate of 42,274,894 shares of Common Stock in connection with the Inducement Agreements and the shares of Common Stock issuable upon the exercise thereof (the “New Warrant Shares”) and (b) if necessary, a proposal to amend the Certificate of Incorporation to increase the authorized share capital of the Company to an amount sufficient to cover the New Warrant Shares or to effectuate a reverse stock split whereby the authorized shares capital is not split and is sufficient to cover the New Warrant Shares (and such reverse split is effectuated) (the “Warrant Inducement Stockholder Approval”), or (ii) January 15, 2024 (the “Inducement Period”). As of the Record Date, the Inducement Period has ended as all outstanding shares of Series B Preferred Stock held by the Holders have been repurchased and all outstanding Existing Warrants have been cancelled pursuant to side letter agreements by and among the Company and the Holders, dated as of February 5, 2024 (the “Side Letter Agreements”).

In consideration of each Holder’s agreement to exercise the Existing Warrants in accordance with the applicable Inducement Agreement, the Company agreed to issue each such Holder the New Warrants, to purchase New Warrant Shares at a per share exercise price equal to $0.1482, which New Warrants contain 4.99/9.99% beneficial ownership limitations, be exercisable at any time on or after the Warrant Inducement  Stockholder Approval Date and expire five years from the Warrant Inducement  Stockholder Approval Date.

Pursuant to the Inducement Agreements, the Company agreed to (i) hold an annual or special meeting of stockholders on or prior to the date that is ninety (90) days following the date of the Inducement Agreements (which was subsequently extended to one hundred and five (105) days), for the purpose of obtaining stockholder approval of such transactions; and (ii) file a registration statement providing for the resale by the Holders of the New Warrant Shares upon exercise of the New Warrants no later than forty-five (45) days following the date the Warrant Inducement Stockholder Approval is obtained and deemed effective under Delaware law, and to use commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as practicable and to keep such registration statement effective at all times until no such Holder owns any such New Warrants or New Warrant Shares issuable upon exercise thereof.

The exercise price and the number of shares of Common Stock issuable upon exercise of each New Warrant are subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock, and the exercise price will be reset on the sixth (6th) trading day following the date of the Company’s next reverse stock split of Common Stock to the lower of (a) the exercise price of the New Warrants then in effect after giving effect to such reverse stock split and (b) the lowest VWAP (as defined in the Inducement Agreements) of the Common Stock in the five (5) trading days immediately prior to such date. The New Warrants also contain anti-dilution protection provisions relating to subsequent equity sales of shares of the Common Stock or Common Stock Equivalents at an effective price per share lower than the then effective exercise price of such New Warrants. Pursuant to a public offering of certain securities of the Company, which was consummated on February 13, 2024, the exercise price of the New Warrants has been reduced to $0.065 per share.

The New Warrants issued to the Holders were so issued pursuant to an exemption from registration under Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s obligation to issue the New Warrant Shares upon exercise of the New Warrants is expressly conditioned upon approval of this Proposal No. 4.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal No. 4 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Holders fully exercise the New Warrants. Further, because of the possibility that the exercise price of the New Warrants may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. Stockholder approval of Proposal No. 4 will apply to all issuances of shares of Common Stock pursuant to the New Warrants, including such potential issuance of additional shares.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon exercise of the New Warrants may require stockholder approval.

If our stockholders do not approve this Proposal No. 4, the New Warrants will not be exercisable in a manner that complies with Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Inducement Agreement, the New Warrants and the New Warrant Shares. The full text of the form of the Inducement Agreement and the New Warrant were filed as exhibits to our Current Report on Form 8-K filed with the SEC on December 6, 2023.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of the shares of Common Stock present at the Special Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of New Warrant Shares upon exercise of the New Warrants as set forth above in accordance with Nasdaq Rule 5635(d). Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 4.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES
OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE NEW WARRANTS.

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXERCISE OF THE
BRIDGE WARRANTS

(Proposal No. 5)

Summary

The purpose of Proposal No. 5 is to obtain the stockholder approval necessary under applicable Nasdaq rules to ratify and approve the full issuance of shares of Common Stock upon exercise of the Bridge Warrant issued to the Holders pursuant to the Purchase Agreements.

Background

On January 22, 2024, the Company entered into the Purchase Agreements, with each of the Holders, pursuant to which the Company agreed to issue to the Holders promissory notes in the aggregate principal amount of $1,000,000 (the “Promissory Notes”) and Bridge Warrants to purchase up to an aggregate of 10,000,000 shares of Common Stock (the “Bridge Warrant Shares”), at an exercise price of $0.1482 per share (the “Bridge Exercise Price”), in consideration for $600,000.

Each of the Promissory Note matures on the earlier to occur of: (i) July 17, 2024 and (ii) the full or partial exercise of certain Series B Preferred Warrants held by the Holders, issuable for at least 9,322 shares of Series B Preferred Stock, upon such full or partial exercise. The Promissory Notes do not bear interest except upon the occurrence of an Event of Default (as defined in the Promissory Notes). The Promissory Notes are not convertible into shares of Common Stock or Series B Preferred Stock.

The Bridge Warrants are not exercisable until after the date that stockholder approval is obtained to approve each of (i) the issuance of the Bridge Warrant Shares issuable upon the exercise of the Bridge Warrants, as may be required by the applicable Nasdaq rules and regulations and (ii) if necessary, a proposal to amend the Certificate of Incorporation to increase the authorized share capital of the Company to an amount sufficient to cover the Bridge Warrant Shares or to effectuate a reverse stock split whereby the authorized share capital is not split and is sufficient to cover the Bridge Warrant Shares (and such reverse split is effectuated) (the “Bridge Stockholder Approval”), and will expire on the fifth (5th) anniversary of the date on which Bridge Stockholder Approval is received and deemed effective under Delaware law. The Exercise Price is subject to downward adjustment, upon any subsequent transaction at a price lower than the Bridge Exercise Price then in effect and standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes. Pursuant to a public offering of certain securities of the Company, which was consummated on February 13, 2024, the exercise price of the Bridge Warrants has been reduced to $0.065 per share.

The exercise of the Bridge Warrants is subject to beneficial ownership limitations such that each Holder may not exercise the Bridge Warrant to the extent that such exercise would result in the Holder being the beneficial owner in excess of 4.99% (or, upon election of the Holder, 9.99%) of the outstanding shares of Common Stock, which beneficial ownership limitation may be increased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until sixty-one (61) days following notice to the Company.

Each Purchase Agreement contains certain representations and warranties, covenants and indemnities customary for similar transactions. In addition, pursuant to the Purchase Agreements, the Company has also agreed to the following covenants: (i) to hold an annual or special meeting of stockholders on or prior to March 4, 2024 for the purpose of obtaining Bridge Stockholder Approval; and (ii) to file a registration statement providing for the resale by the Holders of the Bridge Warrant Shares no later than forty-five (45) days following the date the Company obtains Bridge Stockholder Approval, and to use commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as practicable and to keep such registration statement effective at all times until no such Holder owns any such Bridge Warrants or Bridge Warrant Shares issuable upon exercise thereof.

The offer and sale of the securities pursuant to the Purchase Agreements were made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The Company’s obligation to issue the Bridge Warrant Shares upon exercise of the Bridge Warrants is expressly conditioned upon approval of this Proposal No. 5.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal No. 5 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Holders fully exercise the Bridge Warrants. Further, because of the possibility that the exerise price of the Bridge Warrants may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. Stockholder approval of Proposal No. 5 will apply to all issuances of shares of Common Stock pursuant to the Bridge Warrants, including such potential issuance of additional shares.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon exercise of the Bridge Warrant may require stockholder approval.

If our stockholders do not approve this Proposal No. 5, the Bridge Warrants will not be exercisable in a manner that complies with Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Purchase Agreements, the Promissory Notes and the Bridge Warrants. The full text of each of the form of the Purchase Agreement, the Promissory Note and Bridge Warrant were filed as exhibits to our Current Report on Form 8-K filed with the SEC on January 23, 2024.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of the shares of Common Stock present at the Special Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of Bridge Warrant Shares upon exercise of the Bridge Warrants as set forth above in accordance with Nasdaq Rule 5635(d). Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 5.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES
OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE BRIDGE WARRANTS.

APPROVAL OF AMENDMENT TO THE LTIP

(Proposal No. 6)

We are asking our stockholders to approve an amendment to the LTIP (the “LTIP Amendment”). The LTIP Amendment increases the annual share limit of shares of Common Stock that may be issued for the 2024 fiscal year only from 8% of the shares of Common Stock outstanding to 15% of the shares of Common Stock outstanding (which amount equates to the maximum amount that may be issued in the aggregate under the LTIP). The Company’s ability to utilize this increased annual limit will sunset on December 31, 2024; provided, however, that the overall limit of 15% of shares of Common Stock outstanding issuable under the LTIP will remain intact. Beginning with fiscal year 2025, the limit on Awards (as defined below) that may be issued under the LTIP for each fiscal year returns to the original 8% of the shares of Common Stock in any fiscal year, and will continue to be calculated as of the first trading day of each fiscal quarter of the fiscal year. No other changes are proposed.

The purpose of the LTIP is to promote the best interests of the Company and its stockholders by (i) assisting the Company and its affiliates in the recruitment and retention of persons with ability and initiative (“Eligible Persons”), (ii) providing an incentive to such Eligible Persons to contribute to the growth and success of the Company’s businesses by affording such Eligible Persons equity participation in the Company and (iii) associating the interests of such Eligible Persons with those of the Company and its affiliates and stockholders. The LTIP provides for awards of stock bonus, restricted stock, stock appreciation rights, deferred shares, performance shares and stock options to purchase shares of Common Stock (collectively, the “Awards”).

The Company has a policy of awarding restricted stock to the Company’s directors, officers, employees and consultants on a quarterly as well as an annual basis under its stock incentive plans currently in effect. When the LTIP was initially approved by the Board and our stockholders, the number of shares of Common Stock issuable in any given year under the LTIP was targeted at 8% of the number of shares of Common Stock outstanding. In order to continue, as well as enhance, the effectiveness of the LTIP, on February 10, 2024, the Board approved the LTIP Amendment, subject to stockholder approval at the Special Meeting. The LTIP Amendment will not take effect without stockholder approval. The current overall limit of shares issuable under the LTIP, which is of 15% of the shares of Common Stock outstanding, will not be changed.

The Board evaluated a number of variables, including, without limitation, the value of the Common Stock (since lower stock prices generally require that more shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the marketplace in which the Company operates in the post-Covid environment, the need to attract, retain and incentivize key talent, and how the Company chooses to balance total compensation between cash and equity-based awards, in determining whether the total number of shares of Common Stock that are subject to the Company’s award grants under the LTIP in any one year or from year-to-year may change. We anticipate that in order to meet the objectives and requirements of the LTIP, we will likely utilize all the shares presently available for awards under the LTIP in 2024. The Board believes that it is in the best interests of the Company and our stockholders to approve the LTIP Amendment based on the aforementioned factors. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in us. In addition, equity awards are an important contributor to aligning the incentives of our employees with the interests of our stockholders.

The Board also believes equity awards are essential to attracting new employees and retaining current employees. The Board of Directors believes that to remain competitive with other technology companies in our long-term incentive plans, we must continue to provide employees with the opportunity to obtain equity in us and that an inability to offer equity incentives to new and current employees would put us at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this proposal because they are expected to receive awards under the LTIP if the LTIP Amendment is approved at the Special Meeting.

The number of shares of Common Stock that are the subject of awards under the LTIP, as and if amended, which expire unexercised or unvested or are forfeited, terminated, surrendered, or cancelled without the delivery of shares of Common Stock, such that all or some of the shares covered by an Award are not issued to a participant or are exchanged for awards that do not involve shares, will again immediately become available to be issued pursuant to Awards granted. If shares of Common Stock are withheld from payment of an award to satisfy tax or exercise price obligations with respect to the Award, those shares of Common Stock will continue to be treated as shares of Common Stock that have been issued under the LTIP and will not again be available for issuance. Except with respect to the 8% to 15% annual limit increase for fiscal year 2024 only, the LTIP Amendment is not intended to result in a greater percentage of the outstanding shares being available for grant annually.

The full text of the proposed LTIP Amendment is attached to this Proxy Statement as Appendix D.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LTIP AMENDMENT.

Summary of the LTIP and LTIP Amendment

Our Board of Directors adopted the LTIP on January 30, 2018, and the LTIP was approved by our stockholders on January 31, 2018. At a special meeting of our stockholders held on January 24, 2023, our stockholders approved certain amendments to the LTIP. At the Special Meeting, we are asking stockholders to approve the LTIP Amendment. The LTIP Amendment, if approved by stockholders, increases the annual share limit of Common Stock that may be issued in any single fiscal year only for the 2024 fiscal year under the LTIP from 8% of the shares of Common Stock outstanding to 15% of the shares of Common Stock outstanding (which amount equates to the maximum amount that may be issued in the aggregate under the LTIP). The aggregate limit of shares issuable under the LTIP will not change in 2024 and will remain 15% of such outstanding shares.

The following paragraphs provide a summary of the principal features of the LTIP and its operation. The following summary is qualified in its entirety by reference to the LTIP as previously filed as an exhibit with the SEC and the proposed LTIP Amendment as set forth in Appendix D.

Objectives. The objective of the LTIP is to (i) assist the Company and its affiliates in the recruitment and retention of persons with ability and initiative, (ii) provide an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company and (iii) associate the interests of such persons with those of the Company and its affiliates and stockholders.

Oversight. The Board or a committee of the Board (the “Committee”) administers the LTIP by making determinations regarding the persons to whom the Awards should be granted and the amount, terms, conditions and restrictions of the Awards. The Committee also has the authority to interpret the provisions of the LTIP and to establish and amend rules for its administration subject to the LTIP’s limitations.

Number of Shares of Common Stock Available Under the LTIP. The maximum aggregate number of shares of Common Stock that may be issued under the LTIP is 15% of the shares of Common Stock outstanding, which calculation shall be made on the first trading day of a new fiscal year.

Number of Shares of Common Stock Issuable Under the LTIP for Any Given Year. The maximum aggregate number of shares of Common Stock that may be issued in any year under the LTIP is 8% of the shares of Common Stock outstanding in such fiscal year (except for the fiscal year 2023, which was 15% of the shares of Common Stock outstanding in such fiscal year). If our stockholders approve the LTIP Amendment, the maximum aggregate number of shares of Common Stock that may be issued under the LTIP (i) for fiscal year 2024 only, will be 15% of the shares of Common Stock outstanding, calculated as of the first trading day of each fiscal quarter and (ii) for subsequent fiscal years, will revert back to 8% of the shares of Common Stock outstanding, calculated as of the first trading day of each fiscal quarter.

Types of Awards. The LTIP allows for the direct awards of stock bonus, restricted stock, stock appreciation rights, deferred shares, performance shares of Common Stock (with and without restrictions), and for the grant of stock options to purchase shares of Common Stock.

Stock Option

- Exercise Price. Stock options granted under the LTIP must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant.

- Expiration date. The maximum period during which a stock option may be exercised is ten (10) years from the date such stock option was granted.

- Exercisability. The Committee may specify when a stock option becomes exercisable, but in the absence of such specification, the stock option will ordinarily be exercisable in whole or in part at any time during its term. However, the Committee may accelerate the exercisability of any option at its discretion.

- Assignability. Stock options are nontransferable except to the extent transferability of the stock option is provided for in a stock option agreement or is approved by the Committee.

- No repricing. A stock option may not be repriced without stockholder approval.

Payment upon Exercise of Stock Options. Unless otherwise provided by a stock option agreement, payment of the exercise price for a stock option shall be made in cash or a cash equivalent or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the stock option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the stock option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Company. With the consent of the Committee, payment of all or a part of the exercise price of an option may also be made (i) by surrender to the Company (or delivery to the Company of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Company, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the stock option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the fair market value (determined as of the date of exercise) of the shares surrendered must not be less than the option price of the shares for which the stock option is being exercised.

Restricted Stock. The Committee is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our Common Stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Committee. The recipient of a restricted stock award generally has all the rights of a stockholder, unless otherwise determined by the Committee.

Stock Bonus Awards. The Committee is authorized to grant stock bonus awards. A stock bonus award is an award of Common Stock, which is subject to terms and conditions as the Committee deems appropriate.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights. A stock appreciation right is an award of a right of the participant to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in fair market value of the shares of Common Stock covered by the award between the date of grant of such award and the fair market value of the Common Stock on the date of exercise of such stock appreciation right. A stock appreciation right under the LTIP must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant and the maximum period during which the stock appreciation right may be exercised is seven (7) years from the date of grant. A stock appreciation right may not be repriced without stockholder approval.

Deferred Shares. The Committee is authorized to grant deferred shares. An award of deferred shares provides the recipient the right to receive shares of Common Stock at the end of a specified deferral period. Deferred shares are referred to elsewhere in this document as RSUs.

Performance Shares. The Committee is authorized to grant performance shares. A performance shares is a bookkeeping entry that records the equivalent of one share of Common Stock.

Merger or Sale of Assets. If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Awards remain outstanding under the LTIP, unless provisions are made in connection with such transaction for the continuance of the LTIP and/or the assumption or substitution of such Awards with new Awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Awards that have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in a stock option agreement or stock award agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

Amendment and Termination of the LTIP. The Board has the authority to amend or terminate the LTIP, except that stockholder approval will be required for any amendment to the LTIP to the extent required by any applicable law or regulation or any applicable Nasdaq or stock exchange rule. Any amendment will not, without the consent of the holder of an outstanding LTIP Award, adversely affect any rights of such person with respect to an outstanding award at the time such amendment is made. Unless previously terminated, new Awards may not be made under the LTIP after January 30, 2028.

Outstanding Equity Awards Held by Named Executive Officers.

The following table presents information concerning the outstanding equity awards for the named executive officers as of December 31, 2023:

Outstanding Equity Awards at Fiscal Year-End

	Option/Warrant Awards				Stock Awards
Name	Number of Securities underlying Unexercised Options and Warrants (#) Exercisable	Number of Securities underlying Unexercised Options and Warrants (#) Unexercisable	Option/ Warrant Exercise Price ($/Sh)	Option/ Warrant Expiration Date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested (1)		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Brett Moyer	–	–	–	–	833	(2)	$97.46	(2)	–	–
					1,165	(3)	136.31	(3)
					333	(4)	38.96	(4)
					62,475	(5)	7,309.58	(5)

George Oliva(6)	–	–	–	–	–		$–		–	–

Gary Williams	–	–	–	–	66	(7)	$7.72	(7)	–	–
					231	(8)	27.03	(8)
					43,316	(9)	5,067.97	(9)

(1)	Market value based upon the closing market price of $0.117 on December 29, 2023.

(2)	Mr. Moyer was granted 2,500 shares of restricted Common Stock on February 24, 2021, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(3)	Mr. Moyer was granted 2,500 shares of restricted Common Stock on January 13, 2022, which vest as follows: 1/5th of the grant to vest on September 15, 2022, and the remaining 4/5th of the grant to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025.

(4)	Mr. Moyer was granted 500 shares of restricted Common Stock on September 19, 2022, which vest in equal installments on the first, second and third anniversaries of September 19, 2022.

(5)	Mr. Moyer was granted 75,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

(6)	Effective July 11, 2023, George Oliva resigned as Principal Financial Officer of the Company and entered into a separation agreement with the Company (the “Separation Agreement”) with the Company, whereby amongst other things, his only title would be Senior Vice President of Finance and Strategic Operations of the Company. In connection with the Separation Agreement, Mr. Oliva was granted 30,000 RSAs on July 12, 2023 which were fully vested on December 1, 2023. Additionally, as of the date of the Separation Agreement, Mr. Oliva had a total of 1,499 unvested RSAs and RSUs, which were fully vested on December 1, 2023.

(7)	Mr. Williams was granted 200 shares of restricted Common Stock on February 24, 2021, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(8)	Mr. Williams was granted 500 shares of restricted Common Stock on January 13, 2022, which vest as follows: 1/5th of the grant to vest on September 15, 2022, and the remaining 4/5th of the grant to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025.

(9)	Mr. Williams was granted 52,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

Recent Restricted Stock Award and Restricted Stock Units Grants to Employees, Consultants, and Directors

On July 27, 2020, the Board approved the establishment of the 2020 Plan, and the 2020 Plan was approved by our stockholders at the annual meeting of the stockholders held on October 20, 2020. The 2020 Plan authorizes us to reserve 650,000 shares for future grants thereunder. As of December 31, 2023, no options or RSAs have been granted under the 2020 Plan while an aggregate , net of cancellations, of 6,285 RSUs have been issued under the 2020 Plan of which 67 remained unvested at December 31, 2023.

On June 21, 2022, the Board approved the establishment of the Technical Team Retention Plan (the “2022 Plan”), and the 2022 Plan was approved by our stockholders at the annual meeting of the stockholders held on August 19, 2022. The 2022 Plan authorizes us to reserve 500,000 shares for future grants thereunder. As of December 31, 2023, no options or RSAs have been granted under the 2022 Plan while an aggregate, net of cancellations, of 3,450 RSUs have been issued under the 2022 Plan of which 2,531 remained unvested at December 31, 2023.

The LTIP, the 2020 Plan and the 2022 Plan are referred to as the “Plans.”

We believe that awards under the Plans better align the interests of our employees, consultants and directors with those of our stockholders. A total of 2,670,313 shares (including equity awards convertible into shares of Common Stock) remained available for awards under the various Plans as of February 13, 2024.

The number of awards that an employee, director, or consultant may receive under our Plans is in the discretion of the administrator and therefore cannot be determined in advance.

The following table sets forth the aggregate number of shares subject to restricted stock and RSUs granted under the Plans during the year-ended December 31, 2023.

Restricted Stock and Restricted Stock Unit Grants

Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Restricted Stock Units Granted
Brett Moyer President, Chief Executive Officer and Chairman of the Board	75,000	-
Gary Williams Chief Accounting Officer and Vice President of Finance	52,000	-
Lisa Cummins Director	11,000	-
Dr. Jeffrey M. Gilbert Director	11,000	-
David Howitt Director	11,000	-
Helge Kristensen Director	11,000	-
Sriram Peruvemba Director	11,000	-
Robert Tobias Director	11,000	-
Wendy Wilson Director	11,000	-
All executive officers, as a group	127,000	-
All directors who are not executive officers, as a group	77,000	-
All employees who are not executive officers, as a group	-	-

Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of Awards granted under the LTIP. This summary is not intended to be a complete discussion of all the federal income tax consequences of the LTIP or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, Participants are encouraged to consult with their own advisors.

Tax consequences of nonqualified stock options and stock appreciation rights. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified stock options or stock appreciation rights under the LTIP. When the holder exercises the stock option or stock appreciation right, he or she generally will recognize compensation income for federal income, Social Security, Medicare and Additional Medicare tax purposes equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received (or cash equivalent) over the exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount of compensation income recognized at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option or stock appreciation right, the holder will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on the holding period of the shares sold. If a stock appreciation right is settled in cash, the amount received will be taxed as compensation income.

Tax consequences of Stock Awards. In general, the recipient of an Award of our Common Stock without restrictions will recognize compensation income at the time the shares of Common Stock are awarded in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock received over the amount, if any, the recipient paid in exchange for the shares of Common Stock. In the case of a restricted stock award (such that the shares are subject to vesting or other restrictions), the recipient generally will not recognize income until the shares of Common Stock become vested or the restrictions otherwise lapse, at which time the recipient will recognize compensation income equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, that the recipient paid in exchange for the shares of Common Stock. If the shares of Common Stock are forfeited under the terms of the restricted stock award, the recipient will not recognize compensation income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of the recipient’s receipt of the restricted stock to recognize compensation income, as of the award date, equal to the excess, if any, of the fair market value of the shares of Common Stock on the award date less the amount, if any, that the recipient paid in exchange for the shares of Common Stock. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the restricted stock award is forfeited, the recipient will not be allowed an income tax deduction for the compensation income recognized. (A loss is allowed with respect to any amount paid.) If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares of Common Stock prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired as restricted stock awards will be the amount paid for the shares plus the amount of compensation income recognized in connection with the Award.

Tax consequences of RSUs. A recipient of an RSU is taxed when the shares are delivered (generally at vesting), rather than the date of grant. (Deferred delivery of shares after vesting may implicate Section 409A of the Internal Revenue Code.) The recipient is taxed on compensation income measured by the cash received or the difference between the amount paid (if any) and the fair market value of the Common Stock at settlement. If the recipient receives actual shares at settlement, the holding period will begin at settlement and the tax basis will be equal to the sum of the cash, if any, paid plus the amount of compensation income recognized at vesting. Dividend equivalents (if offered) will be taxed as additional compensation income at settlement.

Additional Federal Tax. A recipient may be required to pay a 3.8% Medicare tax with respect to net investment income, including dividends on and gains from the sale or other disposition of Common Stock, to the extent that total adjusted income exceeds applicable thresholds.

Withholding and other consequences. All compensation income of a recipient with respect to an Award will be subject to appropriate federal, state and local income and employment tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with an Award under the LTIP in an amount equal to the compensation income recognized by a recipient at the time the recipient recognizes such income, subject to the limitation on the deduction of executive compensation under Section 162(m) of the Internal Revenue Code in the case of certain executives.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the LTIP in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON RECIPIENTS OF AWARDS UNDER THE LTIP. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

Vote Required and Recommendation

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of the shares of Common Stock present at the Special Meeting, in person or by proxy, and voting on the matter, will be required to approve the LTIP Amendment. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 6.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE LTIP Amendment.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

Proxies may be solicited by directors, executive officers, and other employees of the Company in person or by telephone or mail only for use at the Annual Meeting or any adjournment thereof. The Company has retained MacKenzie Partners, Inc. to assist with the solicitation of proxies for a project management fee of $8,500 plus reimbursement for out-of-pocket expenses. All solicitation costs will be borne by the Company.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Special Meeting except those that are set forth in the foregoing Notice of Special Meeting. If any other matters properly come before the Special Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.

It is important that the proxies be returned promptly and that your shares of Common Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card or vote via Internet or by telephone using the instructions provided in the enclosed proxy card.

February 15, 2024	By Order of the Board of Directors,

/s/ Brett Moyer
Brett Moyer
Chairman, President and Chief Executive Officer

APPENDIX A

Proposed Amendment to the Certificate of Incorporation on Increasing Authorized Shares of Capital Stock

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

WISA TECHNOLOGIES, INC.

WiSA Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is WiSA Technologies, Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on January 26, 2023.

THIRD: The first sentence of Article Fourth of the Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

“Fourth: The total amount of stock that this corporation is authorized to issue is 320,000,000 shares, par value $0.0001 per share, of which 300,000,000 shares shall be common stock, par value $0.0001 per share, and 20,000,000 shares shall be designated as blank check preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of New York Time on the date written below.

SIXTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this day of         , 2024.

WISA TECHNOLOGIES, INC.

By:
Brett Moyer, Chairman,
President and Chief Executive
Officer

A-1

APPENDIX B

Proposed Amendment to the Certificate of Incorporation on Reverse Stock Split

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

WISA TECHNOLOGIES, INC.

WiSA Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is WiSA Technologies, Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on January 26, 2023.

THIRD: Article Fourth of the Certificate of Incorporation is hereby amended by inserting the following previous below the last sentence in Article Fourth of the Certificate of Incorporation:

“Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “2024 Effective Time”), each ________ outstanding shares of Common Stock outstanding immediately prior to the Effective Time (the “2024 Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “2024 New Common Stock”) based on a ratio of one share of 2024 New Common Stock for each _____ shares of 2024 Old Common Stock (the “2024 Reverse Split Ratio”). This reverse stock split (the “2024 Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article Fourth.

The 2024 Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of 2024 New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of 2024 New Common Stock shall be deliverable upon the 2024 Reverse Split, all of which shares of 2024 New Common Stock be rounded up to the nearest whole number of such shares. All references to “Common Stock” in these Articles shall be to the 2024 New Common Stock.

The 2024 Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the 2024 Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the 2024 Effective Time representing outstanding shares of 2024 Old Common Stock shall, after the 2024 Effective Time, represent a number of shares of 2024 New Common Stock as is reflected on the face of such certificates for the 2024 Old Common Stock, divided by the 2024 Reverse Split Ratio and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of 2024 New Common Stock outstanding as a result of the 2024 Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the 2024 Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of New York Time on the date written below.

SIXTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this day of         , 2024.

WISA TECHNOLOGIES, INC.

By:
Brett Moyer, Chairman,
President and Chief Executive
Officer

B-2

APPENDIX C

Proposed Amendment to the Certificate Of Incorporation to Permit the Board to Amend the Bylaws

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

WISA TECHNOLOGIES, INC.

WiSA Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is WiSA Technologies, Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as

amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on January 26, 2023.

THIRD: The below provision is hereby inserted into the Certificate of Incorporation as Article Seventh of the Certificate of Incorporation to read in its entirety as set forth below:

“Seventh: In furtherance and not in limitation of the powers conferred by law, the board of directors of the Corporation is expressly authorized and empowered to adopt, amend, alter, or repeal the bylaws without any action on the part of the stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the bylaws.”

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of New York Time on the date written below.

SIXTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this day of         , 2024.

WISA TECHNOLOGIES, INC.

By:
Brett Moyer, Chairman,
President and Chief Executive
Officer

C-1

APPENDIX D

Proposed Amendment to the LTIP

AMENDMENT TO WISA TECHNOLOGIES, INC.

2018 LONG-TERM STOCK INCENTIVE PLAN

Pursuant to Section 13 of the WiSA Technologies, Inc. 2018 Long-Term Stock Incentive Plan (the “LTIP”), the Board of Directors (the “Board”) of WiSA Technologies, Inc. (the “Corporation”) hereby amends the LTIP (the “Amendment”), subject to the approval of the Corporation’s stockholders. This Amendment to the LTIP (the “Amendment”) is effective as of the date of Stockholder approval.

1.	The first sentence of Section 5(A) of the Plan is hereby amended and restated in its entirety to read as follows:

“A. Share Reserve and Limitations on Grants. Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards, (iii) covered by Stock Appreciation Rights (without regard to whether payment on exercise of the Stock Appreciation Right is made in cash or shares of Common Stock) and (iv) covered by Performance Shares shall be limited to 15% of the shares of Common Stock outstanding, which calculation shall be made using the number of shares of Common Stock outstanding as of the first trading day of each fiscal year, and provided that no more than 8% (15% solely for each fiscal year beginning January 1, 2023 and 2024) of the Common Stock of the Corporation, including any derivative securitization with respect to Common Stock, may be issued in any fiscal year, which calculation shall be made using the number of shares of Common Stock outstanding as of the first trading day of each fiscal quarter.”

2.	This Amendment was adopted by the Board on February 10, 2024 and is subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or by an action by written consent within twelve (12) months of the date the Amendment was adopted by the Board.

3.	To record the adoption of this Amendment, the Corporation has caused an authorized officer to affix the Corporation name hereto.

WISA TECHNOLOGIES, INC.

By:
Brett Moyer, Chairman,
President and Chief Executive
Officer

D-1

WISA TECHNOLOGIES, INC. This Proxy is solicited on behalf of the Board of Directors YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m., Eastern Time the day before the Special Meeting date. VOTE BY INTERNET – WWW.CESVOTE.COM Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you access the website and follow the instructions. OR VOTE BY TELEPHONE – 1-888-693-8683 If you are a holder of record, you may use a touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you call and follow the instructions. OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: WiSA Technologies, Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card WISA TECHNOLOGIES, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 15, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Revoking all prior proxies, the undersigned, a stockholder of WiSA Technologies, Inc. (the “Company”), hereby appoints Brett Moyer as attorney-in-fact and agent of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held on March 15, 2024, at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006 at 1:00 p.m., Pacific Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse. If no other indication is made on the reverse side of this form, the proxy will vote for Proposals No. 1, 2, 3, 4, 5 and 6, and in his discretion, upon such other business as properly comes before the Special Meeting. Signature Date Signature, if held jointly Date Please sign exactly as your name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. (Continued and to be voted on the other side) If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. CONTROL NUMBER

WISA TECHNOLOGIES, INC. SPECIAL MEETING OF STOCKHOLDERS SIGN, DATE AND MAIL YOUR PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME THE DAY PRIOR TO THE SPECIAL MEETING TO BE INCLUDED IN THE VOTING RESULTS. ALL VALID PROXIES RECEIVED PRIOR TO THE MEETING WILL BE VOTED. WISA TECHNOLOGIES, INC. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6. Each of the proposals set forth in this proxy card are Company proposals, and none of the proposals are conditioned on the approval of any other proposal. 1. To approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the Company’s authorized shares of capital stock from 220,000,000 shares to 320,000,000 shares, of which 300,000,000 shares shall be common stock, par value $0.0001 per share (“Common Stock”). FOR AGAINST ABSTAIN 2. To authorize the Company’s board of directors (the “Board”) to amend the Certificate of Incorporation to effect a reverse stock split of all outstanding shares of Common Stock, by a ratio in the range of one-for-five to one-for-one hundred and fifty, to be determined in the Board’s sole discretion. FOR AGAINST ABSTAIN 3. To approve an amendment to the Certificate of Incorporation to permit the Board to amend the Company’s bylaws. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 5. To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock upon exercise of the common stock purchase warrants, dated January 23, 2024, issued to the Holders by the Company pursuant to certain securities purchase agreements, dated as of January 22, 2024, by and between the Company and each Holder. FOR AGAINST ABSTAIN 6. To approve an amendment to the Company’s 2018 Long-Term Stock Incentive Plan (the “LTIP”) to increase the annual share limit of Common Stock that may be issued only for the 2024 fiscal year under the LTIP from 8% of the shares of Common Stock outstanding to 15% of the shares of Common Stock outstanding. FOR AGAINST ABSTAIN (Continued and to be marked, dated and signed, on the other side) TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. 4. To approve, for purposes of Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 20% or more of our outstanding shares of Common Stock upon exercise of the common stock purchase warrants (the “New Warrants”), issued to certain holders (“Holders”) of the Company’s Series B Convertible Preferred Stock purchase warrants issued on October 17, 2023, pursuant to certain warrant inducement letter agreements, dated as of December 5, 2023, by and between the Company and each Holder.